UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2012

KELLOGG COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Kellogg Square, Battle Creek, Michigan	49016-3599
(Address of principal executive offices)	(Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Kellogg Company on May 31, 2012, announcing the completion of the acquisition of the Pringles® business. This amendment is being filed solely for the purpose amending and supplementing Item 9.01 to include the required financial statements and pro forma financial information of the Pringles® business. No other changes were made to the text of the filing.

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2012, Kellogg Company (“Kellogg”) and The Procter & Gamble Company (“P&G”) entered into an Amended and Restated Transaction Agreement (the “Transaction Agreement”) with respect to the sale of the Pringles® business by P&G to Kellogg, for $2.695 billion in cash, subject to a working capital adjustment (the “Acquisition”).

The foregoing description of the terms of the Transaction Agreement is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition.

On May 31, 2012, Kellogg completed the Acquisition in accordance with the Transaction Agreement.

A copy of the press release issued by Kellogg on May 31, 2012 relating to the completion of the Acquisition is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited combined financial statements of the acquired Pringles business and the notes thereto, for the year ended June 30, 2011, are included as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited condensed combined financial statements of the acquired Pringles business and the notes thereto, for the nine months ended March 31, 2012, are included as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)	Pro forma financial information

The following unaudited pro forma condensed combined financial information of Kellogg, giving effect to the acquisition of the Pringles® business, is included in Exhibit 99.4 hereto and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2012;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011; and

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2012.

(d)	Exhibits

1.1*	Amended and Restated Transaction Agreement, dated as of May 31, 2012 by and among Kellogg and P&G

23.1	Consent of Deloitte & Touche LLP.

99.1*	Press Release, dated May 31, 2012

99.2	Pringles Audited Combined Financial Statements for the Year Ended June 30, 2011.

99.3	Pringles Unaudited Condensed Combined Financial Statements for the Nine Months Ended March 31, 2012.

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

*	Previously filed with the Current Report on Form 8-K filed by Kellogg Company on May 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2012

KELLOGG COMPANY

By:	/s/ Ronald L. Dissinger
Name: Ronald L. Dissinger
Title: Senior Vice President and Chief Financial Officer